AMENDMENT 2 TO RESEARCH AGREEMENT NO. STI-50121

THIS AMENDMENT to Research Agreement No. STI-50121 (hereinafter referred to as the “Agreement”) by and between Shrink Technologies B, Inc., a corporation with a place of business at 2038 Corte Del Nogal, Suite 110, Carlsbad, CA 92011 and The Regents of the University of California, on behalf of its Irvine campus, a California Corporation with a place of business at 5171 California Ave., Suite 150, Irvine, CA 92697-7600 is entered into effective as of February 23, 2010.

1.	Amendment to Section 2. Section 2 of the the Agreement is hereby amended by replacing “12/31/10” with “06/30/11.”

The other provisions of the Agreement are reaffirmed as originally stated and as subsequently amended.

THE REGENTS OF THE UNIVERSITY                                                                           SHRINK TECHNOLOGIES B, INC.
OF CALIFORNIA

By                                    By

Title          Principal Contract and Grant Officer                                                               Title

Date                                                                                                                        Date